Exhibit 99

                 Please Read Carefully the Accompanying Instructions

                             LETTER OF AUTHORIZATION

            regarding the exchange of certificates representing shares of

                 Common Stock of Mississippi-6 Cellular Corporation

    Pursuant to the Information Statement and Prospectus dated May _____, 1995
               Relating to the Merger of a Wholly-Owned Subsidiary of
                      Century Telephone Enterprises, Inc. with
                         Mississippi-6 Cellular Corporation

            Return by mail only to:  KeyCorp Shareholder Services, Inc.
                                     Exchange Agent for Century Telephone
                                       Enterprises, Inc.
                                     c/o Society National Bank
                                     1201 Elm Street
                                     Suite 5050
                                     Dallas, Texas  75270
                                     Attn:   Mark Asbury

               Please read this Letter of Authorization carefully, including the Instructions set forth below. This Letter of Authorization should be promptly (i) completed, dated and signed in the space provided below and also in the space provided in the Substitute Form W-9 below and (ii) delivered in the manner specified in Instruction 1 below to KeyCorp Shareholder Services, Inc. to the address indicated above.

                    _____________________________________________
                       Name and Address of Registered Owner(s)
                                of Mississippi-6 Stock
                    _____________________________________________




                        [place U.S. mail address label here]





                    _____________________________________________


           The undersigned is requested to complete the following box.
                               (See Instruction 9)


                    _____________________________________________

                             Mississippi-6 Common Stock
                           Certificate(s) to be Exchanged
                         (attach separate list if necessary)

                    _____________________________________________
                        Certificate            No. Shares
                          Number              Represented
                    _____________________________________________

                    _____________________________________________

                    _____________________________________________

                    _____________________________________________

                    _____________________________________________

                     Total Shares
                    _____________________________________________

To KeyCorp Shareholder Services, Inc. (the "Exchange Agent")


          In connection with the proposed merger (the "Merger") of Mississippi-6 Cellular Corporation ("Mississippi-6") with a wholly-owned subsidiary of Century Telephone Enterprises, Inc. ("Century") pursuant to the Agreement and Plan of Merger, as amended (the "Merger Agreement"), described in the Information Statement and Prospectus dated May _____, 1995 furnished concurrently herewith to the undersigned by Mississippi-6 and Century (the "Information Statement"), the undersigned hereby authorizes the surrender to the Exchange Agent of the certificate or certificates identified on page one hereof ("Certificates"), which represent shares of Mississippi-6's Common Stock, $1.00 par value per share ("Mississippi-6 Stock"), and which upon consummation of the Merger will convert into such number of shares of Century Common Stock ("Century Stock"), and such amount of cash in lieu of fractional shares of Century Stock (without interest), as provided for under the Merger Agreement and described in the Information Statement (the "Merger Consideration"). All capitalized terms herein that are not otherwise defined shall have the meanings ascribed to them in the Information Statement.

          The undersigned hereby represents and warrants that he has received and reviewed the Information Statement. Without limiting the generality of the foregoing, the undersigned's execution of this Letter of Authorization constitutes his acknowledgement that the approval of the Merger Proposal at the Special Meeting scheduled for June _____, 1995 will bind the undersigned, without any notarial act or other action of any kind by the undersigned, as follows:

        (i) the undersigned will, on a pro rata basis, be responsible for any liabilities that may be asserted after the Effective Date resulting from (a) any indemnity claims made by Century or its affiliates pursuant to the Merger Agreement, (b) any post-closing adjustment to the Conversion Ratio that reduces the Merger Consideration, (c) costs associated with tax audits relating to taxable periods ending on or before the Effective Date, (d) the incurrence of certain expenses by the Escrow Agent and (e) the incurrence of certain expenses by the Shareholders' Representative (collectively, "Post-Closing Liabilities"); 5% of the Century Stock issuable in connection with the Merger will be placed in escrow pursuant to the terms of the Escrow Agreement and will be used to discharge the Shareholders' obligations for any Post-Closing Liabilities (other than those owed to the Shareholders' Representative); the undersigned will be bound by all of the terms of the Escrow Agreement; in the event the Shareholders become obligated to a claimant for any Post-Closing Liability in an amount that exceeds the value of the shares held in escrow, the claimant may proceed against any and all of the Shareholders to collect the shortfall; although no Shareholder will be obligated to pay more than his pro rata share of any such liability, there are no limitations on the amount that a Shareholder may be obligated to pay in connection with Post-Closing Liabilities;

       (ii) the undersigned will be bound by the provision in the Merger Agreement that obligates the Shareholders as a group to hold sufficient amounts of Century Stock for sufficient duration to safeguard the tax-free treatment of the Merger;

      (iii) the undersigned will have been deemed to have irrevocably appointed David A. Bailey (the "Shareholders'
                Representative") as of the Effective Time as such Shareholder's agent, proxy and attorney-in-fact for all purposes specified in the Merger Agreement and the Escrow Agreement; such agency and proxy will be coupled with an interest, and will therefore be irrevocable without the consent of the Shareholders' Representative and shall survive the death, incapacity, bankruptcy, or divorce of any Mississippi-6 shareholder; all decisions and acts by the Shareholders' Representative in such capacity will be binding upon all of the Shareholders, and, except as set forth in the Information Statement, no Shareholder will have the right to object, dissent, protest or otherwise contest such decisions or acts; and

       (iv) the undersigned will have no further rights under the Shareholders' Agreement (except as an officer or director of Mississippi-6).

          The undersigned further represents and warrants that he is the lawful owner of the Mississippi-6 Stock represented by the Certificates listed above. The undersigned further represents and warrants that all of the Mississippi-6 stock represented by the above-listed Certificates are owned free and clear of all liens and encumbrances other than the pledge of such Certificates and the shares represented thereby to Trustmark
National Bank ("Trustmark") pursuant to the terms of a Stock Pledge
Agreement dated February 14, 1995 among Trustmark and the shareholders of Mississippi-6. The undersigned hereby authorizes (i) Mississippi-6 and Century to take any such steps as may be necessary to secure the release of all Certificates to Mississippi-6 at the Closing and (ii) Mississippi-6 to furnish all such Certificates directly to the Exchange Agent.

          The undersigned acknowledges that all of his Merger Consideration other than his pro rata share of the shares to be held in escrow (the "Primary Consideration") shall be delivered by Century or its Exchange Agent and that his pro rata share of any remaining amounts (the "Residual Consideration") that continue to be held in escrow under the Escrow Agreement following the satisfaction of any Post-Closing Liabilities shall be delivered by the Shareholders' Representative, in each case on the terms and conditions described herein and in the Information Statement.

          The undersigned will, upon request, execute and deliver any additional documents deemed appropriate or necessary by Century in connection with the exchange of stock certificates. The undersigned hereby constitutes and appoints the Exchange Agent as his true and lawful agent and attorney-in-fact with respect to the Certificates with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver for cancellation the Certificates and any accompanying evidences of transfer. All authority herein conferred shall survive the death, incapacity, bankruptcy or divorce of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          By delivery of this Letter of Authorization, the undersigned hereby irrevocably waives all dissenters' rights under Mississippi law, whether or not the undersigned has heretofore satisfied any or all of the procedural requirements required to perfect such rights.

                                DELIVERY OF PAYMENTS

               Unless otherwise indicated in the following boxes, (i) upon consummation of the Merger, the undersigned hereby instructs the Exchange Agent to issue and deliver in the name and to the address of the registered owner(s) of Mississippi-6 Stock set forth on the above-affixed label a certificate representing shares of Century Stock and a check in lieu of a fractional share of Century Stock in payment of the Primary Consideration to which the undersigned is entitled and (ii) at the times indicated in the Information Statement, the undersigned hereby instructs the Shareholders' Representative to take such actions as may be necessary to issue and deliver in the same name and to the same address a certificate representing shares of Century Stock in payment of the Residual Consideration, if any, to which the undersigned may be entitled. After delivery of this Letter of Authorization, the undersigned will be unable to transfer or assign his right to receive the Residual Consideration (except for transfers upon death or otherwise by operation of law). See Instruction 10. For information regarding future address changes, see Instruction 6.

          _______________________________      _____________________________

           SPECIAL ISSUANCE INSTRUCATIONS      SPECIAL DELIVERY INSTRUCTIONS
           Fill in ONLY if the above-          Fill in ONLY if the above-
           described certificate               described certificate and
           representing Century Stock          check are to be delivered
           is to be registered in a name       to an address OTHER than
           or address OTHER than the name      that of the registered
           or address of the registered        owner(s) of Mississippi-6
           owner(s) of Mississippi-6 Stock     Stock appearing above or,
           appearing above or if the above-    if the adjacent box is
           described check is to be issued     filled in, to an address
           in a name OTHER than the name of    OTHER than that appearing
           such registered owner(s).  (See     therein.  (See Instruction
           Instruction 4)                      4)

           Register certificate as follows:           Deliver to:

           Name ___________________________    Name _____________________
                    (please print)                     (please print)

           Address ________________________    Address __________________

           ________________________________    __________________________
                  (include zip code)               (include zip code)

           ________________________________
               (social security number)

                  Issue check to:

           ________________________________
                   (please print)
          _______________________________      _____________________________

          __________________________________________________________________
               To receive such consideration, this box must be signed by the registered holder(s) of the Mississippi-6 Stock exactly as their names appear on the above-affixed label, or by the person(s) authorized to receive payments hereunder. See Instruction 3.


         ____________________________    ___________________________________
           Signature of Shareholder      Additional Signature of Joint Owner
               (See Instruction 3)              (See Instruction 3)

          Telephone Number (    )                   Date:
                           _____________________          __________________

          Signature Guaranteed by: ________________________________

          (Signature Guarantee Unnecessary Unless Required by Instruction 3)
          __________________________________________________________________

                            IMPORTANT TAX INFORMATION

               Shareholders of Century are required to give Century their social security number (if they are an individual) or their employer identification number. If Century Stock is to be registered in more than one name or is not registered in the name of the actual owner, consult the attached Guidelines for additional guidance on which number to report.

      _________________________________________________________________________
      THIS FORM IS A SUBSTITUTE                                 DATE
      FOR INTERNAL REVENUE         Request for Taxpayer
      SERVICE FROM W-9            Identification Number
      _________________________________________________________________________
      PART I - TAXPAYER IDENTIFICATION NUMBER      PART II - BACKUP WITHHOLDING
      _________________________________________________________________________
      Please enter your taxpayer identification    CHECK THE APPROPRIATE BOX:
      number in the appropriate box.  For most     [ ] I am NOT subject to
      individual taxpayers, this is your social        Backup Withholding
      security number.  Note:  If your account(s)      either because I have
      are in more than one name, plese check the       not been notified that
      attached Guidelines on which number to           I am subject to Backup
      give.                                            Withholding due to
      ________________         _______________         failure to report all
      Social Security     or     Employer              interest or dividends,
         number                Identification          or the IRS has notified
                                  Number               me that I am no longer
      ________________         _______________         subject to Backup
                                                       Withholding.
                                                   [ ] I am subject to Backup
                                                       Withholding.
                                                   [ ] I am exempt from Backup
                                                       Withholding.
      _________________________________________________________________________

      CERTIFICATION - Under the penalties of       FOR OFFICE USE ONLY
                      perjury, I certify that
                      the information provided
                      on this form is true,
                      correct, and complete.



      Signature
      _________________________________________________________________________


       NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF DIVIDENDS PAID TO YOU IN THE FUTURE. PLEASE REVIEW THE ATTACHED GUIDELINES FOR ADDITIONAL DETAILS.


                                  INSTRUCTIONS

         1.  Delivery of Certificates

              This Letter of Authorization, or a facsimile thereof, completed and signed, should be delivered to the address specified at the top of the first page of this Letter of Authorization. An addressed return envelope has been enclosed for your convenience, but the method of delivery of this Letter of Authorization is at the risk of the shareholder and delivery will be deemed made only when actually received by the Exchange Agent. Return of your Letter of Authorization in the envelope provided will help ensure proper receipt. If delivery is by mail, insured registered mail, return receipt requested, is recommended.

              Upon receipt of your Letter of Authorization, employees of Century or the Exchange Agent will review such documents to ensure that no other signatures or documents are required. If satisfied that your documents are properly completed, the Exchange Agent will after the Effective Time mail directly to you the Primary Consideration indicated herein, all in the manner described in the Information Statement. To the extent dividends are declared with respect to the Escrow Shares and to the extent any of the Escrow Shares remain after payments of all Post-Closing Liabilities, such dividends and the Residual Consideration will be forwarded to you by the Shareholders' Representative at the times and in the manner described in the Information Statement.

         2. Consequences of Failure to Return Letter of Authorization or Failure to Surrender Certificates

              Certificates representing Century Stock and checks issued in lieu of fractional shares will only be delivered to those persons who furnish this Letter of Authorization, or a facsimile thereof, completed and signed, to the Exchange Agent. Until such delivery is made, each Certificate will be deemed to evidence the respective number of shares of Century Stock and the right to receive the cash in lieu of a fractional share of Century Stock into which your shares of Mississippi-6 Stock will be converted at the Effective Time, provided, however, that (i) dividends or other distributions payable with respect to the shares of Century Stock will not be paid and (ii) interest will not accrue with respect to the fractional share cash payment.

         3.  Signatures

              Registered Holders. Except as provided below, registered holders of the Certificate(s) must sign this Letter of Authorization exactly as their names appear on the label affixed to page one hereof. In the case of joint ownership of any shares of Mississippi-6 Stock, all joint owners must sign. Brokerage companies and other nominees are urged to complete this Letter of Authorization on behalf of each beneficial owner on whose behalf they hold shares of Mississippi-6 Stock.

              Transferees, Beneficial Owners and Legal Representatives. If the registered holder of the Certificate(s) has sold, donated or otherwise transferred ownership of his shares of Mississippi-6 Stock, this Letter of Authorization should be signed by the last transferee. In the event that the registered holder is deceased, this Letter of Authorization should be signed by the administrator or executor of his estate. If the registered holder is incapacitated or otherwise unable to sign, this Letter of Authorization should be signed by his trustee, attorney or legal representative.
         If anyone other than a registered holder signs this Letter of Authorization, his signature must be guaranteed in the manner specified in Instruction 5.

         4.  Documentation of Transfer of Ownership and Authority to
              Sign

              Registered Stock Holders. You will not be required to endorse your Certificate(s) if the Merger Consideration is to be issued in the same name and delivered to the same address that appear on the label affixed to the first page of this Letter of Authorization.

              Transferee, Beneficial Owners and Legal Representatives. If, as a result of a sale, donation or other transfer of ownership of shares of Mississippi-6 Stock, the Merger Consideration is to be issued in a name or delivered to an address other than exactly the name and address that appear on the label affixed to the first page of this Letter of Authorization, the Letter of Authorization must be accompanied by appropriately endorsed stock powers (copies of which will be forwarded to you upon request from the Exchange Agent); provided that any such endorsement and the signature on this Letter of Authorization must be guaranteed in the manner specified in Instruction 5. If the Merger Consideration is to be issued in the name of an heir of a decedent's estate, this Letter of Authorization must be accompanied by an order of the chancery court, a judgment of possession or other instrument documenting the transfer of title of the shares of Mississippi-6 Stock, as appropriate, from the decedent's estate. Any Letter of Authorization, Certificate or stock power endorsed or executed by an agent, attorney, administrator, executor, guardian, trustee, or other fiduciary or legal representative, or by an officer or other representative of a corporation, partnership or other entity on its behalf, must also be accompanied by such documentary evidence of appointment and authority to act (including court orders) that Century deems necessary or advisable.

         5.  Guarantee of Signatures

              If any person other than a registered holder of the above-listed Certificate(s) signs this Letter of Authorization or submits herewith endorsed stock power(s), the signatures on this Letter of Authorization and the endorsed stock power(s) must be guaranteed by a member of any nationally-recognized medallion signature guarantee program, which generally includes banks, brokers and certain other financial institutions.

         6.  Notice of Change of Address

              If any holder of Certificates changes his address following his submission of this Letter of Authorization (and before receipt of any Residual Consideration), the Shareholders' Representative must be notified in writing of such change of address in order to ensure the shareholder's receipt of any Residual Consideration payable in the future. Notice should be sent by registered mail, return receipt requested, to the Shareholders' Representative at the following address: David A. Bailey, Shareholders' Representative, 807 Church Street, Port Gibson, Mississippi 39150. The Shareholders' Representative reserves the right to request that the signature on any such written notice be guaranteed in the manner specified in Instruction 5. Failure to notify the Shareholders' Representative of your change of address could result in your forfeiture of the Residual Consideration if the Shareholders' Representative is unable to locate you or your representatives.

         7.  Single Certificate; Single Check

              Unless specific instructions to the contrary are transmitted along with this Letter of Authorization, (i) the Exchange Agent will issue a single certificate representing shares of Century Stock and a single check (in lieu of a fractional share of Century Stock) in connection with delivery of the Primary Consideration and (ii) you will receive a single certificate at such times described in the Information Statement in connection with delivery of any Residual Consideration.

         8.  Stock Transfer Taxes

              If any check or certificate for shares of Century Stock is to be issued in a name other than that of the registered owner(s) of Mississippi-6 Stock appearing above, this Letter of Authorization should be accompanied by payment of any applicable stock transfer taxes.

         9.  Missing Certificates

              Mississippi-6 believes that all Certificates are held by Trustmark National Bank. If you believe that this is not the case (or if you need assistance in completing the box at the bottom of page 1 hereof), please contact Mr. James T. Thomas, IV, Secretary of Mississippi-6 (prior to the Merger), or Mark Asbury of KeyCorp Shareholder Services, Inc. (after the Merger).

         10. Contingent Right to Receive Residual Consideration

              The Shareholders' Representative will be required, at various times specified in the Escrow Agreement, to furnish to each Shareholder his Pro Rata Share of all shares or other assets released by the Escrow Agent for distribution to the Shareholders. All distributions to the Shareholders will be made to the names and addresses provided by the Shareholders in the Letter of Authorization unless the Shareholders' Representative receives notice of a different address in accordance with Instruction 6. Subject to the rights accorded to Shareholders under the heading "Delivery of Payments," the contingent right of each Shareholder to receive payments of Residual Consideration shall be nontransferable and nonassignable (except for transfers upon such shareholder's death or otherwise by operation of law) and shall not be represented by any certificate or other written instrument.

         11. Inquiries

              Except as otherwise indicated in Instruction 9, all inquiries concerning this Letter of Authorization should be made directly to KeyCorp Shareholder Services, Inc. at telephone number 1-800-527-7844.

          INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER (THE "GUIDELINES")

Purpose of Form.-A person who is required to file an        If you are a sole proprietor, you must furnish your
information return with the IRS must obtain your            individual name and either your SSN or Employer
correct Taxpayer Identification Number ("TIN") to           Identification Number ("EIN").  You may also enter
report income paid to you, real estate transactions,        your business name or "doing business as" name on
mortgage interest you paid, the acquisition or              the business name line.  Enter your name(s) as shown
abandonment of secured property, or contributions           on your social security card and/or as it was used
you made to an IRA.  For most individuals, your             to apply for your EIN on Form SS-4.
taxpayer identification number will be your Social
Security Number ("SSN").  Use the form provided to          You must sign the certification or backup
furnish your correct TIN and, when applicable, (1)          withholding will apply.
to certify that the TIN you are furnishing is
correct (or that you are waiting for a number to be         How To Obtain a TIN.-If you do not have a TIN, apply
issued), (2) to certify that you are not subject to         for one immediately.  To apply, get Form SS-5,
backup withholding, and (3) to claim exemption from         Application for a Social Security Card (for
backup withholding if you are an exempt payee.              individuals), from your local office of the Social
Furnishing your correct TIN and making the                  Security Administration, or Form SS-4, Application
appropriate certifications will prevent certain             for Employer Identification Number (for businesses
payments from being subject to backup withholding.          and all other entities), from your local IRS office.

If you are an individual, you must generally provide        Once you receive your TIN, complete the enclosed
the name shown on your social security card.                form and return it to us.  Please note that you will
However, if you have changed your last name, for            be subject to backup withholding at a 31% rate until
instance, due to marriage, without informing the            we receive your TIN.
Social Security Administration of the name change,
please enter your first name, the last name shown on
your social security card, and your new last name.


__________________________________________________________      ________________________________________________________

For this type of account:         Give name and SSN of:         For this type of account:             Give name and EIN
                                                                                                      of:
__________________________________________________________      ________________________________________________________

1.   Individual                    The individual                6.   Sole proprietorship              The owner<FN3>

2.   Two or more                   The actual owner of the       7.   A valid trust, estate, or        Legal entity<FN4>
     individuals (joint account)   account or, if combined            pension trust
                                   funds, the first
                                   individual on the
                                   account<FN1>

3.   Custodian account of a        The minor<FN2>                8.   Corporate                        The corporation
     minor (Uniform Gift to
     Minors act)

4.   a. The usual revocable        The grantor-trustee<FN1>      9.   Association, club, religious,    The organization
     savings trust (grantor is                                        charitable, education, or other
     also trustee)                                                    tax-exempt organization

     b. So-called trust            The actual owner<FN1>         10.  Partnership                      The partnership
     account that is not a legal
     or valid trust under state
     law

5.   Sole proprietorship           The owner<FN3>                11.  A broker or registered nominee   The broker or
                                                                                                       nominee

                                                                 12.  Account with the Department of   The public entity
                                                                      Agriculture in the name of a
                                                                      public entity (such as a state
                                                                      or local government, school
                                                                      district, or prison) that
                                                                      receives agricultural program
                                                                      payments
__________________________________________________________________________________________________________________________


  <FN1>   List first and circle the name of the person whose number you furnish
  <FN2>   Circle the minor's name and furnish the minor's SSN
  <FN3>   Show your individual name.  You may also enter your business name.
          You may use your SSN or EIN.
  <FN4>   List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

     Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


What Is Backup Withholding?-Persons making dividend         (9) A real estate reinvestment trust. (10) An entity
payments to you after 1992 are required to withhold         registered at all times during the tax year under
and pay to the IRS 31% of such payments under               the Investment Company act of 1940. (11) A common
certain conditions.  This is called "backup                 trust fund operated by a bank under section 584(a).
withholding."                                               (12) A financial institution. (13) A middleman known
                                                            in the investment community as a nominee or listed
If you give the requester your correct TIN, make the        in the most recent publication of the American
appropriate certifications, and report all your             Society of Corporate Secretaries, Inc., Nominee
taxable interest and dividends on your tax return,          List. (14) A trust exempt from tax under section 664
your payments will not be subject to backup                 or described in section 4947.
withholding.  Payments you receive will be subject
to backup withholding if:                                   Payments of dividends generally not subject to
                                                            backup withholding include the following:
1.  You do not furnish your TIN to the requester;
                                                            . Payments to nonresident aliens subject to
2.  The IRS notifies the requester that you                   withholding under section 1441.
    furnished an incorrect TIN;                             . Payments to partnerships not engaged in a trade or
                                                              business in the united States and that have at least
3.  You are notified by the IRS that you are subject          one nonresident partner.
    to backup withholding because you failed to report      . Payments of patronage dividends not paid in money.
    all our interest and dividends on your tax return;      . Payments made by certain foreign organizations.

4.  You do not certify to the requester that you are        Penalties
    to subject to backup withholding under 3 above; or      Failure to Furnish TIN.-If you fail to furnish your
                                                            correct TIN, you are subject to a penalty of $50 for
5.  You do not certify your TIN.                            each such failure unless your failure is due to
                                                            reasonable cause and not to willful neglect.
Payees and Payments Exempt From Backup Withholding.-
The following is a list of payees exempt from backup        Civil Penalty for False Information With Respect to
withholding and for which no information reporting          Withholding.-If you make a false statement with no
is required.                                                reasonable basis that results in no backup
                                                            withholding, you are subject to a $500 penalty.
(1)  A corporation. (2) An organization exempt from
tax under section 501(a), or an IRA, or a custodial         Criminal Penalty for Falsifying Information.-
account under section 403(b)(7). (3) The United             Willfully falsifying certifications or affirmations
States or any of its agencies or instrumentalities.         may subject you to criminal penalties including
(4) A state, the District of Columbia, a possession         fines and/or imprisonment.
of the United States, or any of their political
subdivisions or instrumentalities. (5) A foreign            Misuse of TINs.-If the requester discloses or uses
government or any of its political subdivisions,            TINs in violation of Federal law, the requester may
agencies, or instrumentalities. (6) An international        be subject to civil and criminal penalties.
organization or any of its agencies or
instrumentalities. (7) A foreign central bank of
issue. (8) A dealer in securities or commodities
required to register in the United States or a
possession of the United States.

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